Income Taxes	12 Months Ended
Dec. 31, 2018
Disclosure Of Income Taxes [Abstract]
Income Taxes
9.	INCOME TAXES

Details of income tax expense were as follows:

	Year Ended December 31,
In thousands of U.S. Dollars	2018	2017
Current income tax expense	19,813	9,391
Current income tax expense (recovery) - provision true up	(2,155)	21,923
Deferred income tax recovery relating to the origination and reversal of temporary differences	(17,971)	(3,568)
Deferred income tax (recovery) expense - provision true up	(675)	(538)
Income tax (recovery) expense	(988)	27,208

The Corporation’s applicable Canadian statutory tax rate is equal to the Federal and Provincial combined tax rate for the period applicable in the jurisdiction within Canada where the Corporation’s head office is registered (i.e., Ontario where the provincial tax rate is 11.5%, and Quebec, where the provincial tax rate is 11.7%) which resulted in a decrease of 0.2% in the statutory tax rate in 2018 compared to the prior year. The Corporations primary operations were previously in the Isle of Man and Malta and subsequent to the Australian Acquisitions and SBG Acquisition, are now also in Australia and the United Kingdom. Income taxes reported differ from the amount computed by applying the Canadian statutory rates to earnings before income taxes primarily due to differences in statutory rates across the countries where the Corporation operates and where the Corporation is incorporated, among other factors. The reconciliation is as follows:

	Year Ended December 31,
In thousands of U.S. Dollars	2018	2017
Net (loss) earnings before income taxes	(109,894)	286,493
Canadian statutory tax rate	26.5%	26.7%
Income taxes at Canadian statutory tax rate	(29,122)	76,494
Non-taxable income	(9,030)	(143)
Non-deductible expenses	34,815	3,590
Differences in effective income tax rates in foreign jurisdictions	(97,919)	(117,153)
Deferred tax assets not recognized	103,098	43,035
Provision true up	(2,830)	21,385
Income tax (recovery) expense	(988)	27,208

The Corporation’s effective income tax rate for the year ended December 31, 2018, was 0.9% (December 31, 2017 – 9.5%) The income tax recovery for the year ended December 31, 2018 includes $27.3 million (December 31, 2017 – nil) in relation to the income tax recovery on the amortization expense of acquired intangible assets from the Australian Acquisitions and the SBG Acquisition.

The Corporation’s income taxes for the current year ended December 31, 2018 were impacted by the tax recovery on amortization of intangible assets and the geographic diversity of its taxable earnings. The Corporation expects that this will continue in future periods following the Australia Acquisitions and the SBG Acquisition, which have operations primarily in Australia and the United Kingdom, respectively, where statutory corporate income tax rates are higher than the corporate income tax rates in the Isle of Man and Malta, where the Corporation primarily operated from prior to these acquisitions.

During the year ended December 31, 2017, the Corporation received notification of a proposed tax assessment from the Canadian tax authorities relating to transfer pricing. The proposed assessment covered periods prior to the Stars Interactive Group Acquisition covering the 2003 to 2007 tax years. For the year ended December 31, 2017 the Corporation recorded a tax provision based on the proposed assessments for both Federal and Provincial tax of $26.5 million including interest. During the year ended December 31, 2018 the Corporation received the Federal and Provincial tax assessments and submitted an objection to the relevant authorities regarding the same. The Corporation intends to vigorously defend its position against the assessments. During the year ended December 31, 2018 the provision was reduced to $24.2 million as a result of adjustments for interest, foreign exchange movements and a pre-payment made in relation to the provincial assessment.

Deferred Tax

Recognized deferred tax assets and liabilities

Significant components of the Corporation’s deferred income tax asset balance at December 31, 2018 and 2017 are as follows:

In thousands of U.S. Dollars	Property & Equipment	Intangibles	Tax Losses	Other	Total *
At January 1, 2017	25	—	139	976	1,140
Credited to net earnings	131	—	170	3,378	3,679
Credited to other comprehensive income	—	—	—	146	146
Credited directly to equity - share-based payment transactions	—	—	—	359	359
Foreign exchange on translation	—	—	(1)	(13)	(14)
At December 31, 2017	156	—	308	4,846	5,310
Reclassifications	(8)	—	(134)	(362)	(504)
At January 1, 2018	148	—	174	4,484	4,806
Credited (charged) to net earnings	41	—	1,051	(1,008)	84
Credited to other comprehensive income	—	—	—	53	53
Charged directly to equity - share-based payment transactions	—	—	—	(359)	(359)
Acquisition of subsidiary	1,016	—	—	9,921	10,937
Foreign exchange on translation	(61)	—	(34)	(1,177)	(1,272)
At December 31, 2018	1,144	—	1,191	11,914	14,249

Significant components of the Corporation’s deferred income tax liability balance at December 31, 2018 and 2017 are as follows:

In thousands of U.S. Dollars	Property & Equipment	Intangibles	Tax Losses	Other	Total *
At January 1, 2017	—	(17,300)	—	—	(17,300)
Credited to net earnings	—	426	—	—	426
Credited to other comprehensive income	—	14	—	—	14
Acquisition of subsidiary	—	(72)	—	—	(72)
Foreign exchange on translation	—	253	—	—	253
At December 31, 2017	—	(16,679)	—	—	(16,679)
Reclassifications	(45)	549	—	—	504
At January 1, 2018	(45)	(16,130)	—	—	(16,175)
(Charged) credited to net earnings	(82)	15,525	—	(513)	14,930
Acquisition of subsidiary	—	(620,796)	—	(465)	(621,261)
Foreign exchange on translation	6	29,278	—	51	29,335
At December 31, 2018	(121)	(592,123)	—	(927)	(593,171)

* Deferred taxes by category above are presented on a gross basis. The statements of financial position present deferred taxes net for amounts included within the same jurisdiction.

Unrecognized deferred tax assets

Deferred tax assets have not been recognized in respect of the items shown below. The amounts shown are the gross temporary differences and to calculate the potential deferred asset it is necessary to multiply the amounts by the tax rates in each case.

	As at December 31,
In thousands of U.S. Dollars	2018	2017
Tax losses	1,619,702	1,293,846
Other temporary differences	82,814	19,567
Total deferred tax asset unrecognized	1,702,516	1,313,413

Deferred tax assets have not been recognized in respect of these items because it is not probable that future taxable profits will be available in these jurisdictions against which the Corporation can utilize the benefit from them.

Included in tax losses not recognized as at December 31, 2018 are Canadian non-capital tax losses of $129.2 million (December 31, 2017 - $100.2 million) that may be applied against earnings for up to 20 years from the end of the year the losses were generated and the first year of expiry is 2034 for $13.9 million of the carried forward tax losses. Tax losses also include foreign subsidiary non-capital losses of $1.49 billion (December 31, 2017 - $1.19 billion) that may be applied against future years. The majority of these losses of $1.44 billion (December 31, 2017 - $1.17 billion) can be carried forward for up to 9 years from the end of the year the tax losses were generated and the first year of expiry is 2023 for $401.5 million of the carried forward tax losses.

As a result of exemptions from taxation (corporate tax and withholding tax) applicable to dividends from subsidiaries, there are no significant taxable temporary differences associated with investments in subsidiaries, branches, associates and interests in joint arrangements and no material deferred tax liability arises on unremitted earnings totaling $1.87 billion (December 31, 2017 - $1.13 billion).